Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

GROWTH FUND
MIDCAP FUND
BOND FUND

Supplement Dated July 28, 2009 to
Prospectus Dated March 31, 2009

Change in Non-Fundamental Investment Objectives of the Funds

The Board of Directors of Thompson Plumb Funds, Inc. has approved a change to a non-fundamental investment objective of each of the Thompson Plumb Growth Fund (the "Growth Fund"), the Thompson Plumb MidCap Fund (the "MidCap Fund") and the Thompson Plumb Bond Fund (the "Bond Fund") (each a “Fund” and together, the "Funds").  As a result, beginning September 30, 2009, each Fund will modify its investment strategy from that described in its current Prospectus dated March 31, 2009, as follows:

Growth Fund.  The Growth Fund will normally invest at least 65% of its net, rather than total, assets in a diversified portfolio of common stocks.

MidCap Fund.  The MidCap Fund will invest, under normal circumstances, at least 80% of its net, rather than total, assets in common stocks of medium-sized companies with market capitalizations at the time of purchase between $1.0 billion and $12.0 billion.

Bond Fund.  The Bond Fund will normally invest at least 80% of its net, rather than total, assets in a diversified portfolio of bonds, will be permitted to invest up to 10% of its net, rather than total, assets in bonds rated below investment grade, and will be permitted to invest up to 20% of its net, rather than total, assets in other non-debt securities.

Other aspects and restrictions relating to the composition of each Fund's securities portfolio also will be measured by the Fund’s net assets, rather than by its total assets.  The Board of Directors determined to make this change to simplify administration of compliance with these quantifiable investment strategies and to bring the Funds' policies in line with more widely followed industry practices.  In particular, because of accounting treatment of purchases and sales of portfolio securities, each Fund’s total assets tend to fluctuate somewhat artificially while those purchases and sales remain pending (generally a period of three days from the trade date to the settlement date).  These fluctuations in the level of a Fund's total assets tend to complicate managing its securities portfolio in compliance with the Fund's strategy.  The measure of a Fund’s net assets, on the other hand, is not affected by unsettled trades of portfolio securities, making net assets a more stable and less complex measure for the implementation of the Funds' strategies.  The Advisor anticipates this change will eliminate some of these short-term fluctuations that occur in the construction of each Fund's securities portfolio, but at the same time will not materially affect the composition or risk attributes of the Funds' securities portfolios over the longer term.

Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

GROWTH FUND
MIDCAP FUND
BOND FUND

Supplement Dated July 28, 2009 to
Statement of Additional Information Dated March 31, 2009

The Board of Directors of Thompson Plumb Funds, Inc. has approved certain changes to non-fundamental investment restrictions of each of the Thompson Plumb Growth Fund (the "Growth Fund"), the Thompson Plumb MidCap Fund (the "MidCap Fund"), and the Thompson Plumb Bond Fund (the "Bond Fund").  As a result of these changes, effective September 30, 2009:

•	Each of the Growth Fund, the MidCap Fund and the Bond Fund may invest up to 10% of its net, rather than total, assets in real estate investment trusts ("REITs");

•	The Bond Fund may invest up to 10% of its net, rather than total, assets in debt securities rated below investment grade; and

•
None of the Growth Fund, MidCap Fund nor Bond Fund will acquire any debt securities rated below investment grade while its net, rather than total, assets that are represented by securities rated below investment grade exceed the limits on investment in such securities applicable to such Fund.

Accordingly, as of that date the word "total" should be deleted and replaced with the word "net" in each of the following places in the Statement of Additional Information:

•	On page 5 of the Statement of Additional Information, in the first sentence under the heading "Real Estate Investment Trusts;"

•	On page 6 of the Statement of Additional Information, in the first sentence under the heading "High-Yield Debt Securities;" and

•	On page 6 of the Statement of Additional Information, in the final sentence under the heading "High-Yield Debt Securities."